                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-99554, 333-39237, 333-66851 and 333-85947.


                                            ARTHUR ANDERSEN LLP


New York, NY
September 13, 1999